                                                                    EXHIBIT 10.2


   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.



                                 AMENDMENT NO. 2


                                       TO


                                    AGREEMENT


                                 BY AND BETWEEN


                  BAYER AG AND MILLENNIUM PHARMACEUTICALS, INC.




This is Amendment No. 2, dated as of December 1, 1999 ("Amendment No. 2"), to the Agreement, dated as of September 22, 1998 (the "Agreement"), as amended by and between Bayer AG, located at D-51368 Leverkusen, Germany and Millennium Pharmaceuticals Inc., located at 75 Sidney Street, Cambridge, MA 02139, USA.


                                  INTRODUCTION

The Parties have determined that it is in their mutual best interest to amend the Agreement in the manner set forth below.

Accordingly, in accordance with Section 11.5 of the Agreement, the Parties agree to amend the Agreement as follows:

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                       -2-


1.       EXHIBIT D
         Exhibit D of the Agreement is hereby amended by deleting Exhibit D in its entirety and by substituting the following in its place:


         Program Payment Schedule


         DATE                               PAYMENT DUE
         February 1, 1999                    $ [**]
         May 1, 1999                         $ [**]
         August 1, 1999                      $ [**]
         November 1, 1999                    $ [**]
         December 1, 1999                    $ [**]
         February 1, 2000                    $ [**]
         May 1, 2000                         $ [**]
         August 1, 2000                      $ [**]
         November 1, 2000                    $ [**]
         February 1, 2001                    $ [**]
         May 1, 2001                         $ [**]
         August 1, 2001                      $ [**]
         November 1, 2001                    $ [**]
         February 1, 2002                    $ [**]
         May 1, 2002                         $ [**]
         August 1, 2002                      $ [**]
         November 1, 2002                    $ [**]
         February 1, 2003                    $ [**]
         May 1, 2003                         $ [**]
         August 1, 2003                      $ [**]

         2.       GENERAL

                  In all other respects, the Agreement is hereby ratified and confirmed.



         IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of the date set forth above.



                                            BAYER AG

                                            By:    /s/ PETER GLASSEL
                                                   /s/ DR. WOLFGANG EHRENSTEIN
                                            Title: PH-BPA Head


                                            By:    ____________________________

                                            Title: ____________________________


                                            MILLENNIUM PHARMACEUTICALS, INC.

                                            By:    /s/ STEVEN H. HOLTZMAN

                                            Title: Chief Business Officer